THE JPMorgan Smart Index Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/07/01	Sprint PCS

Shares            Price         Amount
3,600 	  	 $24.50		$88,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.61        N/A	0.005%	  	   0.384%

  Broker
SBC Warburg, First Union, Lehman Brothers

Underwriters of Sprint PCS


                                                          NUMBER OF
                      UNDERWRITER                          SHARES
                      -----------                         ----------

            J.P. Morgan Securities Inc................... 14,000,000
            Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.............................. 14,000,000
            UBS Warburg LLC.............................. 14,000,000
            ABN AMRO Rothschild LLC......................  4,900,000
            Banc of America Securities LLC...............  4,900,000
            Credit Suisse First Boston Corporation.......  4,900,000
            Lehman Brothers Inc..........................  4,900,000
            Dain Rauscher Incorporated...................  2,100,000
            First Union Securities, Inc..................  2,100,000
            Robertson Stephens, Inc......................  2,100,000
            The Williams Capital Group, L.P..............  2,100,000
                                                          ----------
                   Total................................. 70,000,000
                                                          ==========





THE JPMorgan Smart Index Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/12/01	Kraft Foods Inc.

Shares            Price         Amount
10,300 	  	 $31.00		$319,300

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.85        N/A	0.004%	  	   0.181%

  Broker
Fist Boston Brokerage Co.

Underwriters of Kraft Foods Inc.
                                                  Number of
   Underwriters                                     Shares
        ------------                              ----------

   Credit Suisse First Boston Corporation................ 44,321,385
   Salomon Smith Barney Inc. ............................ 44,321,385
   Deutsche Banc Alex. Brown Inc. ....................... 24,696,000
   J.P. Morgan Securities Inc. .......................... 24,696,000
   Morgan Stanley & Co. Incorporated..................... 24,696,000
   UBS Warburg LLC....................................... 24,696,000
   BNP Paribas........................................... 11,592,000
   HSBC Securities (USA) Inc. ........................... 11,592,000
   Lehman Brothers Inc. ................................. 11,592,000
   Blaylock & Partners, L.P. ............................  5,040,000
   Dresdner Kleinwort Wasserstein Securities LLC.........  5,040,000
   Prudential Securities Incorporated....................  5,040,000
   Ramirez & Co., Inc. ..................................  5,040,000
   Sanford C. Bernstein & Co., Inc. .....................  5,040,000
   Utendahl Capital Partners, L.P. ......................  5,040,000
   ABN AMRO Rothschild LLC...............................    775,000
   Credit Lyonnais Securities (USA) Inc. ................    775,000
   ING Barings Corp......................................    775,000
   Robertson Stephens, Inc. .............................    775,000
   SG Cowen Securities Corporation.......................    775,000
   Muriel Siebert & Co., Inc. ...........................    775,000
   BNY Capital Markets, Inc. ............................    775,000
   Dain Rauscher Incorporated............................    775,000
   Davenport & Co. LLC ..................................    775,000
   A.G. Edwards & Sons, Inc. ............................    775,000
   Invemed Associates, LLC ..............................    775,000
   Adams, Harkness & Hill, Inc. .........................    442,610
   Advest Inc. ..........................................    442,610
   Robert W. Baird & Co. Incorporated....................    442,610
   Banca Akros S.p.A. - Gruppo Banca Popolare di Milano
    S.c.a.r.l. ..........................................    442,610
   BB&T Capital Markets, a Division of Scott & Stringfellow,
    Inc. ................................................    442,610
   BBVA Securities Inc. .................................    442,610
   M.R. Beal & Company...................................    442,610
   William Blair & Company, L.L.C. ......................    442,610
   BOE Securities, Inc. .................................    442,610
   The Chapman Company...................................    442,610
   Chatsworth Securities LLC.............................    442,610
   Crowell, Weedon & Co. ................................    442,610
   CSFBdirect Inc. ......................................    442,610
   Danske Securities.....................................    442,610
   D.A. Davidson & Co. ..................................    442,610
   Doley Securities, Inc. ...............................    442,610
   Fahnestock & Co. Inc. ................................    442,610
   Gardner Rich & Company, Inc. .........................    442,610
   Gruntal & Co., L.L.C. ................................    442,610
   Guzman & Company......................................    442,610
   Intesa Bci............................................    442,610
   Jackson Securities Incorporated.......................    442,610
   Janney Montgomery Scott LLC...........................    442,610
   C.L. King & Associates, Inc. .........................    442,610
   Lebenthal & Co., Inc. ................................    442,610
   Legg Mason Wood Walker, Incorporated..................    442,610
   Loop Capital Markets..................................    442,610
   McDonald Investments Inc., a KeyCorp Company..........    442,610
   Melvin Securities, LLC. ..............................    442,610
   Mizuho International plc..............................    442,610
   Neuberger Berman, LLC.................................    442,610
   Ormes Capital Markets, Inc. ..........................    442,610
   Parker/Hunter Incorporated............................    442,610
   Pryor, Counts & Co., Inc. ............................    442,610
   Raymond James & Associates, Inc. .....................    442,610
   Redwood Securities Group Inc. ........................    442,610
   Sanders Morris Harris.................................    442,610
   Santander Securities..................................    442,610
   Stephens Inc. ........................................    442,610
   Stifel, Nicolaus & Company, Incorporated..............    442,610
   Sturdivant & Co., Inc. ...............................    442,610
   Tucker Anthony Incorporated...........................    442,610
   The Williams Capital Group, L.P. .....................    442,610
                                                           -----------
     Total............................................... 280,000,000
                                                          ===========





THE JPMorgan Smart Index Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/23/01	Charter Communications, Inc.

Shares            Price         Amount
5,000   	 $21.00		$105,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.735      N/A		0.0095%	  	   0.050%

  Broker
Morgan Stanley & Co.

Underwriters of Charter Communications, Inc.
                                                   NUMBER OF
UNDERWRITERS                                         SHARES
------------                                       ----------

Morgan Stanley & Co. Incorporated...............   18,336,150
Goldman, Sachs & Co. ...........................   18,336,150
Banc of America Securities LLC..................    2,619,450
Bear, Stearns & Co. Inc. .......................    2,619,450
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated.......................    2,619,450
Salomon Smith Barney Inc. ......................    2,619,450
J.P. Morgan Securities Inc. ....................    2,095,560
Credit Lyonnais Securities (USA) Inc. ..........    1,047,780
Fleet Securities, Inc. .........................    1,047,780
BMO Nesbitt Burns...............................      523,890
Dresdner Kleinwort Wasserstein Securities LLC...      523,890
                                                    ----------
          Total.................................   52,389,000
                                                   ==========